UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2004

Commission File Number 1-5097

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State of Incorporation)	39-0380010 (I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue P.O. Box 591 Milwaukee, Wisconsin (Address of principal executive offices)	53201 (Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

ITEM  5  OTHER EVENTS

On August 10, 2004, Johnson Controls, Inc. announced it had completed the acquisition of the remaining interest in its automotive battery joint venture with Grupo IMSA. The acquisition was announced in July 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY:	/s/ Stephen A. Roell
Stephen A. Roell
Senior Vice President and Chief Financial Officer

Date: August 11, 2004

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